UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2024
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East,	Minnetonka,	Minnesota	55343
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 3, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). There were 825,082,260 shares of common stock represented at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:
1.Election of Directors. The ten directors were elected at the Annual Meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Charles Baker	757,436,895	2,181,976	949,402	64,513,987
Timothy Flynn	743,347,313	16,273,830	947,130	64,513,987
Paul Garcia	707,316,443	51,658,321	1,593,509	64,513,987
Kristen Gil	708,296,204	50,693,350	1,578,719	64,513,987
Stephen Hemsley	734,137,649	24,859,316	1,571,308	64,513,987
Michele Hooper	724,986,106	34,656,118	926,049	64,513,987
F. William McNabb III	692,124,063	65,356,736	3,087,474	64,513,987
Valerie Montgomery Rice, M.D.	753,732,946	5,943,876	891,451	64,513,987
John Noseworthy, M.D.	726,412,328	32,566,511	1,589,434	64,513,987
Andrew Witty	755,439,553	3,697,461	1,431,259	64,513,987
2.Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes
729,597,136	29,075,527	1,895,610	64,513,987

3.Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified based upon the following votes:

For	Against	Abstain
778,353,678	45,697,349	1,031,233

4.Shareholder proposal requiring a political contributions congruency report. The shareholder proposal was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
188,249,025	555,444,439	16,874,809	64,513,987

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary